                              SETTLEMENT AGREEMENT


      This Settlement Agreement (the "Agreement") is made as of the 15th day of July, 1998 between and among MHM Services, Inc. ("MHM"), Oakview Limited Partnership ("Oakview"), Columbia Health Associates Limited Partnership ("Columbia") (MHM, Oakview, and Columbia are collectively referred to herein as "Obligors"), Michael Pinkert ("Pinkert"), and MEDIQ, Incorporated ("MEDIQ").

                                   BACKGROUND

      A. On or about February 10, 1997, MHM commenced an action in the Superior Court of New Jersey (Law Division, Camden County) styled MHM Services, Inc. v. MEDIQ, Inc., Case No. L-4026-97 (the "New Jersey Action") which, inter alia, challenged the enforceability of indebtedness (the "Indebtedness") due to MEDIQ by Obligors under a promissory note delivered by MHM in favor of MEDIQ dated August 31, 1993 in the original principal amount of $11,500,000.00 (the "Note").

      B. On April 17, 1998, the Court entered judgment (the "Judgment") against Obligors in the amount of $11,783,423.31 (the "Judgment Amount") in the New Jersey Action. On or about May 28, 1998, Obligors filed a notice of appeal with the Superior Court of New Jersey Appellate Division, Docket No. A-484-97-T2 (the "Appeal").

      C. On or about May 7, 1998, the Judgment was transferred, filed and docketed in the Circuit Court of Fairfax County, Virginia pursuant to the Uniform Enforcement of Judgments Act, VA Code Section 8.01-465.1, et seq under Miscellaneous Number 85602, Judgment No. 311372 (the "Virginia Judgment"). Notice of filing of foreign judgment was provided by MEDIQ to MHM on May 6, 1998 in accordance with applicable law.

      D. A Garnishment Summons was served on NationsBank, N.A., and MHM on July 2, 1998, and July 6, 1998, respectively, in accordance with Va. Code Sections 8.01-511, et seq., which constitutes a garnishment and levy upon all accounts maintained by MHM at NationsBank, N.A. (the "NationsBank Garnishment").

      E. On or about July 6, 1998, a notice of lien was served on NationsBank, N.A. and MHM in accordance with VA Code Sections 8.01-501 and 8.01-502 which constitutes notice to NationsBank of MEDIQ's lien on all of MHM's property that is not capable of being levied upon, including without limitation, all debts and other monies owed by NationsBank to or which NationsBank is obligated to advance to MHM (the "Virginia Lien Notice").

      F. On or about July 8, 1998, a Summons for Debtors Interrogatories was served on MHM in accordance with Va. Code Sections 8.01-506. et seq., such Summons commanding MHM to be examined under oath and to produce documents on July 9, 1998, before a Commissioner in Chancery of Fairfax County, Virginia (the "Virginia Interrogatories").

      G. The Obligors assigned to MEDIQ, as collateral security for the Indebtedness of Obligors to MEDIQ under the Note, certain rights, title, and interest held by Obligors, including but not limited to indebtedness due to one or more Obligors under a certain Promissory Note 1, dated April 5, 1996 in the original principal amount of $1,875,000 (the "Glass Note") and collateral pledged in connection with the Glass Note (including but not limited to the Deed of Trust, also dated April 15, 1996 with respect to realty and improvements located in Maryland), as more fully set forth in a Collateral Assignment of Glass Purchase Agreements dated April 5, 1996 (the "Collateral Assignment").

      H. In or about December, 1997, MEDIQ filed a complaint in the Superior Court of Delaware for New Castle County styled MEDIQ, Inc. v. Pinkert, Case No. 16528, alleging causes of action against Pinkert including, inter alia, breach of fiduciary duty (the "Pinkert Action").

      I. The parties have conducted discussions concerning resolution and settlement of Obligors' Indebtedness under the Judgment, the claim asserted in the Pinkert Action, and other proceedings in connection therewith and related thereto.

      NOW THEREFORE, the parties hereto, incorporating the foregoing Background by reference as if fully set forth below, hereby agree as follows:

                                    AGREEMENT

      1. Status of Indebtedness and Judgment. For purposes of this Agreement, the status of the Indebtedness under the Note as of the date of this Agreement is as follows:

            (a) The amount of the Indebtedness under the Note as of April 28, 1998 was the Judgment Amount, together with all additional charges, interest and other amounts which accrue and become due with the passage of time under the Note, Judgment and applicable law.

            (b) Obligors acknowledge and agree that the Judgment is valid, legally binding, and enforceable pursuant to its terms, and constitutes valid and binding obligations of Obligors.

            (c) As security for the Indebtedness under the Note and Judgment, Obligors acknowledge and agree that MEDIQ holds a valid and perfected first priority security interest in and lien against the Glass Note and other property identified in the Collateral Assignment (collectively, the "Collateral"), and pursuant to the Collateral Assignment and applicable law, Obligors absolutely and unconditionally assigned all of their respective rights and interests in the Collateral to MEDIQ.

            (d) Obligors additionally acknowledge and agree as follows:

                  (i) the Virginia Judgment was properly filed and notice of filing thereof properly served upon Obligors in accordance with applicable law;

                  (ii) the NationsBank Garnishment and the Virginia Lien Notice were properly filed and served on MHM and NationsBank in accordance with applicable law and are valid and enforceable;

                  (iii) the Virginia Interrogatories were properly filed and served on MHM in accordance with applicable law and are valid and enforceable.

                  (iv) MEDIQ delivered all notices required by the Collateral Assignment to MEDIQ and the obligors under the Glass Note, and MEDIQ is entitled to receive all amounts due and owing under the Glass Note and the Collateral; and

                  (v) Obligors acknowledge and agree that they hold no defense, claim, counterclaim, setoff, recoupment, or cause of action against the Judgment, the Virginia Judgment, the Indebtedness and/or MEDIQ, its agents, representatives, employees and/or attorneys.

      2. Settlement Amount. MEDIQ agrees that, conditioned upon Obligors' and Pinkert's strict compliance with all terms and conditions of this Agreement, MEDIQ shall accept the amount of Three Million ($3,000,000) Dollars or on before July 15, 1998 (the "Closing Date") in full settlement of the Indebtedness under the Note and Judgment, the Virginia Judgment, and claim asserted by MEDIQ in the Pinkert Action (the "Settlement Amount"). Payment of the Settlement Amount shall be made by wire transfer of immediately available funds to MEDIQ, as designated in writing by MEDIQ to MHM prior to the Closing Date. The date of delivery and receipt of the Settlement Amount by Obligors and Pinkert to MEDIQ and delivery of the documents, instruments, and pleadings identified in Sections 4 and 5 below (collectively, the "Closing Documents") shall be referred to in this Agreement as the "Closing Date."

      3. Application of Settlement Amount. MEDIQ shall have complete and full discretion in the application of the Settlement Amount paid by Obligors and Pinkert to MEDIQ under this Agreement against the Judgment Amount and claim asserted in the Pinkert Action.

      4. Scheduling and Place of Closing.

            (a) The Closing Date shall occur on or before July 15, 1998, time being of the essence. The Closing will take place on July 15, 1998 at 11:00 at the offices of Hunton & Williams, MEDIQ's counsel, 1751 Pinnacle Drive, Suite 1700, McLean, VA 22102, or other time and place agreed upon by MEDIQ in its sole discretion.

            (b) Delivery of Documents by MEDIQ Upon Receipt of Settlement Amount at Closing. Upon receipt by MEDIQ of the Settlement Amount on the Closing Date, MEDIQ shall deliver to Obligors the following documents, instruments, and notices:

                  (i) Stipulation of Dismissal of the New Jersey Action, in the form annexed hereto as Exhibit "A";

                  (ii) Stipulation releasing Judgment in the New Jersey Action in the form annexed hereto as Exhibit "B";

                  (iii) Release of Judgment vacating the Virginia judgment, in the form annexed hereto as Exhibit "C";

                  (iv) Praecipe of Dismissal of Garnishment filed in connection with the Virginia Judgment, in the form annexed hereto as Exhibit "D";

                  (v) Original Note, marked "settled and paid";

                  (vi) Release by MEDIQ in favor of Obligors, in the form annexed hereto as Exhibit "E";

                  (vii) Original Guaranty by Oakview and Columbia of the Indebtedness marked "cancelled";

                  (viii) Release of Collateral Assignment, in the form annexed hereto as Exhibit "F"; and

                  (ix) Notice to obligors under Glass Note rescinding prior notices delivered by MEDIQ exercising MEDIQ's rights under the Collateral Assignment, in the form annexed hereto as Exhibit "G".

            (c) Delivery of Documents by Obligors to MEDIQ at Closing. At the time of Closing, Obligors shall deliver to MEDIQ the following documents, instruments, and notices:

                  (i) Release by Obligors in favor of MEDIQ in the form annexed hereto as Exhibit "H"; and

                  (ii) Stipulation of Dismissal of the Appeal in the State Court Action, in the form annexed hereto as Exhibit "I".

      5. Additional Deliveries at Closing; Escrow Agreement and Escrow Documents resolving Pinkert Action. (a) Escrow and Escrow Documents. At the time of the Closing, Pinkert and MEDIQ shall deliver to MEDIQ's designee (the "Escrow Agent") documents and pleadings which shall dismiss the Pinkert Action and release claims by and between MEDIQ and Pinkert (collectively, the "Escrow Documents"), to be held by the Escrow Agent in escrow pursuant to an escrow agreement between MEDIQ and Pinkert in the form annexed to this Agreement as Exhibit "J" (the "Escrow Agreement"). The Escrow Documents shall include the following:

                  (i) Stipulation of Dismissal of the Pinkert Action, with prejudice, in the form annexed hereto as Exhibit "K";

                  (ii) Release by MEDIQ in favor of Pinkert, in the form annexed hereto as Exhibit "L"; and

                  (iii) Release by Pinkert in favor of MEDIQ, in the form annexed hereto as Exhibit "M".

            (b) Release of Escrow Documents by Escrow Agent. (a) The date for release of the Escrow Documents from escrow by the Escrow Agent (the "Escrow Document Release Date") shall be the date ninety-one (91) calendar days after the date of receipt by MEDIQ of the Settlement Amount under this Agreement; provided however, if prior to the expiration of the 91-day period, either an Avoidance Action (as defined below) is commenced against MEDIQ or a case (an "Insolvency Proceeding") is commenced by or against Obligors or Pinkert or any of them under any state or federal insolvency law, including but not limited to the filing of a petition by or against Obligors or Pinkert or any of them under the United States Bankruptcy Code, 11 U.S.C. Sections 101, et seq. (the "Code"), the Escrow Document Release Date shall not occur, if at all, until the date on which the following occurs:

                  (i) The Insolvency Proceeding is dismissed and/or closed by order of the court of competent jurisdiction over the Insolvency Proceeding, such order dismissing or closing the Insolvency Proceeding is no longer subject to reconsideration or appeal, and no adversary proceeding or action (an "Avoidance Action") has been filed against MEDIQ asserting claims (the "Avoidance Claims") for (i) avoidance, rescission, or return of the Settlement Amount or any part thereof of the Settlement Amount under Sections 545, 546, 547, 548, 549, 550, and/or 553 of the Code, any state statutory or common law, or otherwise, or (ii) rescission or rejection of the release of MEDIQ delivered by Obligors to MEDIQ under this Agreement;

                  (ii) an Avoidance Action is filed and thereafter dismissed with prejudice by order of the court of competent jurisdiction over the Avoidance Action, and such order of dismissal is no longer subject to reconsideration or appeal; or

                  (iii) the applicable statute of limitations, if any, pertaining to such Avoidance Claims has passed and such Avoidance Action can no longer be brought under applicable law without being barred by an applicable statute of limitation.

            (c) Forbearance in Pinkert Action Pending Occurrence of Escrow Document Release Date. MEDIQ and Pinkert agree to forbear further prosecution and defense of the Pinkert Action pending the earlier to occur of the Escrow Document Release Date or a Forbearance Event of Default (the "Forbearance Events of Default") under this Agreement. For the purposes of this Agreement, a Forbearance Event of Default shall include (i) the commencement of an Avoidance Action against MEDIQ; or (ii) breach of the terms and conditions of this Agreement by Pinkert or Obligors. Upon the occurrence of a Forbearance Event of Default, the parties' forbearance of prosecution of the Pinkert Action shall terminate without further notice or demand. The parties agree to file such stipulations with the Court in the Pinkert Action as are necessary to implement the forbearance provided by the terms of this Agreement.

      6. Reinstatement of Indebtedness. Obligors and Pinkert acknowledge and agree that the material inducement for MEDIQ to execute this Agreement is the payment of the Settlement Amount. In the event (a) an Avoidance Action is commenced against MEDIQ for the return, avoidance, rescission, or rejection of the Settlement Amount and/or the release provided to MEDIQ under this Agreement and (b) MEDIQ is compelled by court order or, in its sole discretion and in good faith, MEDIQ enters into a settlement agreement with a trustee, debtor-in-possession, or other party plaintiff to such Avoidance Action which provides for a payment in settlement of any Avoidance Claim asserted against MEDIQ in such Avoidance Action, the following shall occur: (i) the release by MEDIQ of Obligors of the Indebtedness under the Note and Judgment shall be rendered null and void ab initio without further notice or action by MEDIQ; (ii) the entire Indebtedness will be reinstated and due and owing by Obligors to MEDIQ; without setoff, demand, recoupment, defense, or counterclaim; and (iii) MEDIQ shall have the right to assert a claim in any Insolvency Proceeding against the Obligors in the full amount of the Indebtedness or against Pinkert for the alleged liability of Pinkert, as applicable. Notwithstanding the reinstatement of the Indebtedness of Obligors to MEDIQ, the release of claims by Obligors in favor of MEDIQ shall survive and remain in full force and effect.

      7. Understandings of the Parties. (a) This Agreement and other agreements and instruments executed in connection with this Agreement herein, (i) constitute the entire understanding between the parties hereto, (ii) without limiting the generality of the foregoing, supersede all letters, agreements in principle, outlines of terms or other oral or written communications between the parties hereto, and (iii) may not be modified, amended or terminated, except by a written agreement which is signed by each of the parties hereto.

            (b) Each of the parties hereto stipulates and agrees that such party has not relied upon any representations, statements, covenants or warranties in entering into this Agreement and performing the respective actions contemplated hereby other than those actually set forth in this Agreement, incorporated by reference by this Agreement, or specifically referred to in this Agreement. All representations and warranties contained herein shall be true and correct as of the Closing Date.

            (c) Each party represents that it has received independent advice from legal counsel of its choosing with respect to the advisability of entering into this Agreement and making the agreements and providing the releases, waivers and expressions of intent contained in this Agreement.

            (d) Each party represents that it has read this Agreement and understands the contents hereof.

      8. Representations and Warranties of Obligors. Obligors represent and warrant as follows:

            (a) Each Obligor (i) is duly organized and validly existing under the laws of the state of its incorporation or organization; (ii) has the requisite power and authority to effect the transactions contemplated hereby; and (iii) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its property, and to conduct its business.

            (b) The execution, delivery and performance by each Obligor of this Agreement, the Escrow Agreement, and all other agreements and instruments executed in connection with this Agreement to which it is a party, (i) are within the respective powers of such Obligor, and (ii) have been duly authorized by all necessary corporate or partnership action, including the consent of shareholders or partners where required.

            (c) This Agreement has been duly executed and delivered by each Obligor. This Agreement is, and each of the other agreements to which any Obligor will be a party, when delivered hereunder or thereunder, will be a legal, valid, and binding obligation of such Obligor, enforceable against it in accordance with its terms.

      9. Representations and Warranties of MEDIQ. MEDIQ represents and warrants as follows:

            (a) MEDIQ (i) is duly organized and validly existing under the laws of the state of its incorporation or organization; (ii) has the requisite power and authority to effect the transactions contemplated hereby; and (iii) has all requisite power and authority and the legal right to conduct its business.

            (b) The execution, delivery and performance by MEDIQ of this Agreement, the Escrow Agreement, and all other agreements and instruments executed in connection with this Agreement to which it is a party, (i) are within the respective powers of MEDIQ, and (ii) have been duly authorized by all necessary corporate action.

            (c) This Agreement has been duly executed and delivered by MEDIQ. This Agreement is, and each of the other agreements to which MEDIQ will be a party, when delivered hereunder or thereunder, will be a legal, valid, and binding obligation of MEDIQ, enforceable against it in accordance with its terms.

      10. No Third Party Beneficiaries. This Agreement is made for the sole benefit of the parties hereto, except with respect to (a) sections above pertaining to releases of additional parties referred to herein, who shall receive the benefits of those releases even though they may not be parties to this Agreement in their individual capacities, and (b) the representations, warranties, agreements and attestations of Obligors as herein set forth, which have been made for the protection and benefit of MEDIQ, its successors and assigns.

      11. TIME IS OF THE ESSENCE. TIME SHALL BE OF THE ESSENCE WITH RESPECT TO EACH AND EVERY TERM OF THIS AGREEMENT.

      12. Authority. Each person executing this Agreement represents and warrants that such person is lawfully authorized and empowered to execute this Agreement on behalf of the entity on whose behalf such person is signing, and that upon execution, this Agreement will be binding upon such entity, without any further approval, ratification, or other action.

      13. Binding on Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, Obligors, Pinkert, MEDIQ, and each of their respective successors and assigns.

      14. No Waiver. No delay or omission by MEDIQ in exercising any right or power arising under this Agreement reason of any default hereunder or thereunder shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. No waiver of any default shall be construed as a waiver, acquiescence or consent to any preceding or subsequent default.

      15, Further Assurances. Obligors, Pinkert and MEDIQ mutually covenant and agree to execute any additional documents and to do all other acts reasonably required to effect the intent and purposes of this Agreement.

      16. Effective Date. This Agreement shall be effective as of the date set forth above upon (i) receipt by MEDIQ of the Settlement Amount and (ii) execution and delivery by the parties of the Closing Documents and execution and delivery to the Escrow Agent of the Escrow Agreement and Escrow Documents provided by Sections 4 and 5 herein.

      17. Notice. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be given to each party hereto (i) by U.S. First Class Mail and (ii) either overnight delivery service, telecopy, or U.S. Certified Mail as follows:

                  If to Obligors and Pinkert:

                  MHM Services, Inc.
                  8000 Towers Crescent Drive
                  Suite 810
                  Vienna, VA 22182
                  Attn: Lee Caligaro, Esquire
                  Telecopy No.: 703-749-4604

                  with a copy to:

                  Gins & Greenfield
                  2021 "L" Street, N.W., Suite 200
                  Washington, DC 20026
                  Telecopy No. 202-785-9678
                  Att'n: Richard H. Gins, Esquire

      20. Counterparts. This Agreement may be executed by each party in identical counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one agreement binding upon all parties.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       MHM Services, Inc.

                                       By: /s/ M. S. PINKERT
                                           ----------------------------------
                                       Its: President

                                       OAKVIEW LIMITED PARTNERSHIP

                                       By: MHM Services, Inc.
                                           Its General Partner

                                           By: /s/ M. S. PINKERT
                                               ------------------------------
                                           Its: President

                                       COLUMBIA ASSOCIATES LIMITED PARTNERSHIP

                                       By: MHM Services Inc.
                                           Its General Partner

                                           By: /s/ M. S. PINKERT
                                               ------------------------------
                                           Its: President


                                       /s/ MICHAEL S. PINKERT
                                       --------------------------------------
                                       MICHAEL S. PINKERT


                                       MEDIQ, INCORPORATED

                                       By: /s/ ALAN S. EICHORN
                                           ----------------------------------
                                       Its: General Counsel

                                       If to MEDIQ:

                                       MEDIQ, Incorporated
                                       One Mediq Plaza
                                       Pennsauken, NJ 08110
                                       Attn: Alan S. Einhorn, Esquire
                                       Telecopy No.: 609-661-0958

                                       with a copy to.

                                       DRINKER BIDDLE & REATH
                                       1345 Chestnut Street
                                       PNB Building, Suite 1100
                                       Philadelphia, PA 19107-3496
                                       Telecopy No.: 215-988-1809
                                       Att'n: Andrew C. Kassner, Esquire


(or at such other address as shall be designated by such party in a notice to each other party complying with the terms of this Section).

      18. Partnership. Nothing herein shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.

      19. Governing Law. This Agreement and performance hereunder shall be governed by the laws of the State of Delaware.

                      [THIS SPACE LEFT INTENTIONALLY BLANK]

      20. Counterparts. This Agreement may be executed by each party in identical counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one agreement binding upon all parties.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       MHM Services, Inc.

                                       By:___________________________________
                                       Its:__________________________________

                                       OAKVIEW LIMITED PARTNERSHIP

                                       By:___________________________________
                                          Its General Partner

                                          By:________________________________
                                          Its:_______________________________

                                       COLUMBIA ASSOCIATES LIMITED PARTNERSHIP

                                       By:___________________________________
                                          Its General Partner

                                          By:________________________________
                                          Its:_______________________________


                                       ______________________________________
                                       MICHAEL PINKERT

                                       MEDIQ, INC.

                                       By:___________________________________
                                       Its:__________________________________

HANNOCH WEISMAN

A Professional Corporation
4 Becker Farm Road
Roseland, New Jersey 07068
(201) 535-5300
Attorneys for Plaintiff MHM Services, Inc. and
Third-Party Defendants Columbia Health Associates
Limited Partnership and Oakview Limited Partnership

                                       SUPERIOR COURT OF NEW JERSEY
                                       LAW DIVISION-CAMDEN COUNTY
                                       DOCKET NO. CAM-L-004026-97

-------------------------
MHM SERVICES, INC.,      :
a Delaware corporation,  :
                         :
             Plaintiff,  :             Civil Action
                         :
v.                       :             STIPULATION OF DISMISSAL
                         :             WITHOUT COSTS
MEDIQ, INCORPORATED,     :
a Delaware corporation,  :
                         :
             Defendant.  :
-------------------------

      The matter in difference in the above-entitled action having been amicably settled and adjusted by and between the parties, it is hereby stipulated and agreed that the same (inclusive of the complaint, counterclaim and third-party complaint) be and is hereby dismissed with prejudice, subject to the terms and conditions of that certain settlement Agreement between the parties, dated as of July 15, 1998 without costs.

HANOCH WEISMAN, P.C.                   DRINKER BIDDLE & REATH, LLP
Attorneys for Plaintiff MHM            Attorneys for Defendant
Services, Inc. and Third-Party         MEDIQ, Incorporated
Defendants Columbia Health
Associates Limited Partnership
and Oakview Limited Partnership



By:______________________________      By:______________________________
   Joseph J. Fleischman                   John F. Schultz

HANNOCH WEISMAN

A Professional Corporation
4 Becker Farm Road
Roseland, New Jersey 07068
(201) 535-5300
Attorneys for Plaintiff MHM Services, Inc. and
Third-Party Defendants Columbia Health Associates
Limited Partnership and Oakview Limited Partnership

                                       SUPERIOR COURT OF NEW JERSEY
                                       LAW DIVISION-CAMDEN COUNTY
                                       DOCKET NO. CAM-L-004026-97

-------------------------              Judgment No.
MHM SERVICES, INC.,      :
a Delaware corporation,  :             Book    , Page
                         :
            Plaintiff,   :             Civil Action
                         :
v.                       :             WARRANT OF RELEASE
                         :             OF JUDGMENT
MEDIQ, INCORPORATED,     :
a Delaware corporation,  :
                         :
            Defendant.   :
-------------------------

TO:   THE CLERK OF THE ABOVE NAMED COURT

      You are hereby directed to release of record the judgment docketed in the office of the Clerk of the Superior Court of New Jersey on April 17, 1998, in the above entitled action, in favor of defendant MEDIQ, Incorporated, judgment creditor, and against plaintiff MHM Services, Inc. judgment debtor, in the amount of $11,783,423.31, plus interest and costs.


                                       DRINKER BIDDLE & REATH, LLP
                                       Attorneys for Debtor


                                       By:__________________________________
                                          John F. Schultz

                                  CERTIFICATION


      I certify that the foregoing statements made by me are true. I am aware that if any of the foregoing statements made by me are willfully false, I am subject to punishment.


                                       _____________________________________
                                       John F. Schultz

                              RELEASE OF JUDGMENT

     KNOW ALL MEN BY THESE PRESENTS that _______________, the duly authorized ________________ and agent for Mediq Incorporated, judgment creditor, hereby directs the Clerk of the Circuit Court of Fairfax County, Virginia, to enter on the judgment lien docket the release of the following judgment: the judgment lien docket the release of the following judgment: the judgment rendered in the Superior Court of New Jersey for Camden County on April 17, 1998, in favor of Mediq Incorporated against MHM Services, Inc., in the suit styled MHM Services, Inc. V. Mediq Incorporated, Docket No. CAM-L-004026-97, and docketed in the Circuit Court of Fairfax County, Virginia, on May 8, 1998, in Judgment Book ______, page ___, in the amount of $11,783,423.31, plus interest calculated in accordance with New Jersey Rule 4:42-11(a)(iii) (currently 5.5 percent per annum) from April 17, 1998 until paid.

     GIVEN under my hand this _______ day of July, 1998.

                              _______________________________

                              Name___________________________

                              Title__________________________


COMMONWEALTH OF VIRGINIA      )
COUNTY OF FAIRFAX             )   TO-WIT:

     Personally appeared before me, the undersigned Notary Public, __________, ____________, of Mediq Incorporated, a _________________, corporation, whose name is signed to the foregoing instrument and acknowledged the same before me this ____ day of July, 1998, on behalf of the corporation.


                                   ____________________________
                                           Notary Public

     My commission expires:____________________________

                     IN THE CIRCUIT COURT OF FAIRFAX COUNTY



------------------------------
PLAINTIFF/JUDGMENT CREDITOR

                                      AT LAW NO.
------------------------------                    --------------------
DEFENDANT/DEBTOR
                                      JUDGMENT NO.
                                                  --------------------
------------------------------
GARNISHEE

                              GARNISHMENT PRAECIPE
                                (check one only)

Plaintiff/Judgment Creditor requests that the following action be taken in this garnishment action at this time:

1)        Enter the attached Order For Payment
   ------

2)        Dismiss this garnishment action
   ------

3)*       Continue this matter to Friday,                    on the 9:00 a.m.
   ------                                --------------------
          without a Judge docket for service or for an answer from the Co-Defendant.

4)*       Enter the attached Rule to Show Cause against the Co-Defendant
   ------ returnable Friday,                 at 10:00 a.m.
                            -----------------

5)*       Continue this matter to Friday,                    at 10:00 a.m.
   ------                                -------------------
          for further proceedings against the Co-Defendant.

*If you are requesting that this matter be placed on the Motions Day docket pursuant to 3, 4 or 5 above you must also file the Court's Motions' Day Praecipe Notice Form.

                                                  Dated:
-----------------------------------------               ------------------------
Counsel for Plaintiff/Plaintiff

Va. State Bar #
               --------------------------

-----------------------------------------
Address

-----------------------------------------

-----------------------------------------
Phone #


                             Certificate of Service

I HEREBY CERTIFY that a true copy of the foregoing was mailed postage prepaid
to all counsel of record or pro se parties this      day of           , 19  .
                                                -----       ---------     --

                       Counsel for Plaintiff/Plaintiff:
                                                       ------------------------

                                     RELEASE


        FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, MEDIQ, Incorporated (the "Releasor"), does hereby absolutely and unconditionally forever release, discharge and acquit MHM Services, Inc., Oakview Limited Partnership, and Columbia Health Associates Limited Partnership and their respective affiliates, subsidiaries, officers, directors, partners, employees, and respective successors and assigns (collectively, the "Releasee" or the "Releasees"), of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, from the beginning of the world to the date hereof, that the Releasor held against Releasees, including, without limitation, any claims arising under or related to the action styled MHM Services, Inc. v. Mediq, Incorporated, pending in the Superior Court of New Jersey, Case No. CAM-L-004026-97.

        As further consideration for this Release, the Releasor hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and the Releasor hereby waives any and all rights and benefits which it has upon it, including, without limitation, claims which the Releasor does not know or suspect to exist in its favor at the time of executing this Release, which if known by it may have materially affected its settlement with the Releasees; provided, however, that the release set forth herein shall not include a release of claims arising from Releasees' breach of their obligations under that certain Settlement Agreement by and among Releasors, Releasees, and Michael Pinkert, dated as of July 15, 1998 (the "Settlement Agreement"). Capitalized terms not defined in this Release shall have the same meaning assigned to such terms in the Settlement Agreement.

        This Release shall be null and void ab initio, and of no force and effect in the event that (i) an Avoidance Action is commenced seeking avoidance, rescission, or return of the Settlement Amount or any portion thereof or the release of Releasor by Releasees under the Settlement Agreement and (ii) MEDIQ
(a) is compelled by court order to make payment on account of Avoidance Claims asserted in such Avoidance Action or (b) in its sole discretion but in good faith enters into a settlement agreement with the plaintiff to such Avoidance Action which provides for a payment in settlement of such Avoidance Claims.

        The acceptance of delivery of this Release by the parties released hereby shall not be deemed or construed as an admission of liability by any party released by the terms hereof, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the within Release.

        The Releasor hereby agrees, represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Release, that it has read this Release or has had the same read to it by its counsel, that it has had this Release fully explained by such counsel, and that it is fully aware of its contents and legal effect.

         IN WITNESS WHEREOF, the undersigned has executed this Release on this ____ day of July 1998.


                                       MEDIQ, INCORPORATED


                                       By: __________________________________

                                           Title:
In the presence of                     :

STATE OF NEW JERSEY                    :
                                           ss
COUNTY OF ________________        :

On         , 1998 before me personally came _____________, known to me to be the individual described herein, and who executed the foregoing RELEASE, and duly acknowledged to me that he executed the same and that such execution was his free act and deed.


                                  ______________________________________
                                  Notary Public

                                    RELEASE

     THIS RELEASE is made this ___ day of ___________________________, 1998 by
MEDIQ INCORPORATED.


                                    RECITALS

     R-1. Pursuant to the terms of that certain Collateral Assignment of Glass Purchase Agreements dated April 5, 1996, from Oakview Limited Partnership ("Oakview") and Columbia Health Associates Limited Partnership ("CHALP"), the following documents were collaterally assigned to MEDIQ, ("Lender") to secure certain financing agreements between the Lender, Mental health Management, Inc., Oakview and CHALP (collectively, the "Pledged Documents"):

          (a) Purchase Money Note No. 1 from Glass Mental Health Foundation, Inc., payable to the order of Oakview and CHALP dated April 5, 1996 in the original principal amount of $1,875,000 ("Note 1"); and

          (b) Security Agreement dated April 5, 1996 from Glass Mental Health, Inc. securing Oakview and CHALP; and

          (c) Purchase Money Deed of Trust and Security Agreement from Glass Mental Health, Inc., securing Oakview and CHALP and recorded in Liber 3700 in folio 315 among the Land Records of Howard County, Maryland.

     R-2. The collateral assignment of the Pledged Documents was subject to the prior rights of Congress Financial Corporation ("Congress").

     R-3. As a result of the prior rights of Congress, Note 1 was delivered to Congress and never delivered to Lender.

     R-4. The indebtedness secured by the Pledged Documents has been resolved by settlement and the Lender desires to terminate and release any security interest it has in the Pledged Documents.

     NOW, THEREFORE, in consideration of the mutual premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender agrees as follows:

     1.   The Recitals are incorporated herein by reference.

     2. The indebtedness secured by the Pledged Documents has been resolved by settlement. At the time of the resolution of such indebtedness, Lender continued to be the holder of the security interest in the Pledged Documents.

         3. Lender hereby releases any security interest it holds in the Pledged Documents and agrees to execute any further documents reasonably necessary to effectuate its release of such security interest, including UCC-3 terminations, if necessary.

        IN WITNESS WHEREOF, the Lender has executed this release as of the date first above written.

ATTEST/WITNESS:                          LENDER:

                                        MEDIQ INCORPORATED


______________________________          By:_____________________________




STATE OF MARYLAND                   :

                                    :   ss:

COUNTY OF ____________________      :

         I HEREBY CERTIFY THAT on this ____ day of __________, 1998, before the undersigned, a Notary Public of the State and County aforesaid personally _____________________________, who acknowledged himself/herself to be the
__________________________ of MEDIQ Incorporated, a corporation, and that he/she, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(SEAL)

                                         _______________________________
                                         Notary Public


MY COMMISSION EXPIRES:

                                                July__, 1998




Congress Financial Corporation
1133 Avenue of the Americas
New York, NY 10036

Gentlemen:

         Reference is made to a certain Purchase Money Deed of Trust and Security Agreement from Glass Mental Health, Inc., securing the Oakview Limited Partnership ("Oakview") and Columbia Health Associates Limited Partnership ("CHALP") indebtedness; a certain Security Agreement, dated April 5, 1996, from Glass Mental Health, Inc. securing the Oakview and CHALP indebtedness; a Purchase Money Note No. 1, dated April 5, 1996, in the face amount of $1,875,000, and a Purchase Money Note No. 2, dated April 5, 1996, in the face amount of $275,000 (collectively "Notes") each of which Notes have been executed by Glass Mental Health Foundation, Inc. and assigned to Congress.

         Recognizing that Congress has been paid in full, we hereby waive any requirement that these Notes be transferred to us, as provided for at the time of the assignment, and claim no rights in and to these Notes.


                                       MEDIQ INCORPORATED

                                       By:____________________________

                                       Title:_________________________

                                     RELEASE


        FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned MHM Services, Inc., Oakview Limited Partnership and Columbia Health Associates Limited Partnership, and their respective subsidiaries, affiliates, successors and assigns (collectively, the "Releasors"), do hereby absolutely and unconditionally forever release, discharge and acquit MEDIQ, Incorporated and its respective affiliates, subsidiaries, officers, directors, attorneys, agents and employees (collectively, the "Releasee" or the "Releasees"), of and from any and all claims, demands, obligations, liabilities, indebtedness, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, from the beginning of the world to the date hereof.

        As further consideration for this Release, the Releasors hereby agree, represent and warrant that the matters released herein are not limited to matters which are known or disclosed, and the Releasors hereby waive any and all rights and benefits which now have conferred upon them, including, without limitation, claims which the Releasors do not know or suspect to exist in favor of Releasor at the time of executing this Release, which if known by them or any of them may have materially affected their respective settlements with the Releasee.

        The acceptance of delivery of this Release by the parties released hereby shall not be deemed or construed as an admission of liability by any party released by the terms hereof, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the within Release.

        The Releasors hereby agree, represent and warrant that they have had advice of counsel of their own choosing in negotiations for and the preparation of this Release, that they have read this Release or has had the same read to them by their counsel, that they have had this Release fully explained by such counsel, and that they are fully aware of its contents and legal effect.

     IN WITNESS WHEREOF, the undersigned have executed this Release on this____day of July, 1998.


                                       MHM Services, Inc.

                                       BY:____________________________

                                       Its:___________________________
In the presence of

COMMONWEALTH OF VIRGINIA           :
                                   :      ss
COUNTY OF                          :

On_____________, 1998 before me personally came ____________________________,who has been proven to me to be the____________________________of MHM Services, Inc. described herein, and who executed the foregoing RELEASE, and duly acknowledged to me that he executed the same and that such execution was his free act and deed.

                                       ______________________________________
                                       Notary Public

                           OAKVIEW LIMITED PARTNERSHIP

                           By:__________________________________
                               Its General Partner

                           By:__________________________________


                           Its:_________________________________

In the presence of

COMMONWEALTH OF VIRGINIA        :
                                :     ss
COUNTY OF                       :

On _________, 1998 before me personally came ______________,who has been proven to me to be the_____________of Oakview Limited Partnership, described herein, and who executed the foregoing RELEASE, and duly acknowledged to me that he executed the same and that such execution was his free act and deed.


                                  ____________________________________
                                  Notary Public

                                        COLUMBIA ASSOCIATES LIMITED PARTNERSHIP

                                        By:_____________________________________
                                           Its General Partner

                                        By: ____________________________________
                                        Its:


In the presence of

COMMONWEALTH OF VIRGINIA      :
                              :         ss
COUNTY OF                     :


On _________, 1998 before me personally came _________________________, who has been proven to me to be the _______________________ of Columbia Associates Limited Partnership, described herein, and who executed the foregoing RELEASE, and duly acknowledged to me that he executed the same and that such execution was his free act and deed.



                                        ________________________________________
                                        Notary Public

HANNOCH WEISMAN
A Professional Corporation
4 Becker Farm Road
Roseland, New Jersey 07068
(201) 535-5300
Attorneys for Plaintiff MHM Services, Inc. and
Third-Party Defendants Columbia Health Associates
Limited Partnership and Oakview Limited Partnership

                                             SUPERIOR COURT OF NEW JERSEY
                                             APPELLATE DIVISION
                                             DOCKET NO. A-4840-97-T2
--------------------------
MHM SERVICES, INC.,       :
a Delaware corporation,   :
                          :
               Plaintiff  :                             Civil Action
                          :
v.                        :                             STIPULATION OF DISMISSAL
                          :                             WITHOUT COSTS
                          :
MEDIQ, INCORPORATED,      :
a Delaware corporation,   :
                          :
               Defendant  :
--------------------------
         The matter in difference in the above-entitled action having been amicably settled and adjusted by and between the parties, it is hereby stipulated and agreed that the same (inclusive of the complaint, counterclaim and third-party complaint) be and is hereby dismissed without costs.

HANOCH WEISMAN, P.C.                                 DRINKER BIDDLE & REATH, LLP
Attorneys for Plaintiff MHM                          Attorneys for Defendant
Services, Inc. and Third-Party                       MEDIQ, Incorporated
Defendants Columbia Health
Associates Limited Partnership
and Oakview Limited Partnership



By:                                                  By:
   ---------------------                                -----------------
   Joseph J. Fleischman                                 John F. Schultz

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") is made as of this   day of
July, 1998, by and between Michael Pinkert ("Pinkert"), MEDIQ, Incorporated ("MEDIQ") and Hunton & Williams (the "Escrow Agent").

                                   BACKGROUND

         WHEREAS, Pinkert, MEDIQ and other interested parties have entered into a Settlement Agreement of even date herewith (the "Settlement Agreement"), which Settlement Agreement is hereby incorporated herein by reference. Pursuant to the terms of the Settlement Agreement, Pinkert and MEDIQ have agreed to deliver the Escrow Documents (as hereinafter defined) to the Escrow Agent. The parties desire to provide for an escrow of the Escrow Documents as more fully set forth below. All terms capitalized herein not otherwise defined shall have the definitions given to them in the Settlement Agreement.

                                   WITNESSETH:

         NOW, THEREFORE, the parties hereto, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, hereby covenant and agree as follows:

         1. Incorporation by Reference. The recitals set forth above and the exhibits attached thereto are hereby incorporated herein by reference as if set forth in full in the body of this Agreement.

         2. Appointment of Escrow Agent; Acceptance of Appointment. Pinkert and MEDIQ hereby appoint Escrow Agent to act as escrowee under this Agreement, and Escrow Agent, by its execution of this Agreement, hereby accepts such appointment and agrees to act in such capacity by holding, administering and disbursing the Escrow Documents (as hereinafter defined) in accordance with the terms and conditions of this Agreement. No fees shall be due to Escrow Agent for acting in such capacity hereunder.

         3. The Escrow Documents and the Release Document. The parties acknowledge that the following documents (collectively the "Escrow Documents") shall be delivered to the Escrow Agent at the time of the Closing, duly executed by Pinkert and MEDIQ, properly acknowledged, and otherwise in form and substance satisfactory to MEDIQ:

                  (i) Stipulation of Dismissal of the Pinkert Action, identified as Exhibit K to the Settlement Agreement (the "Stipulation of Dismissal");

                  (ii) Release identified as Exhibit "L" to the Settlement Agreement (the "Pinkert Release"); and

                  (iii) Release identified as Exhibit "M" to the Settlement Agreement (the "MEDIQ Release").

         4. Release of the Escrow Documents. The Escrow Documents shall be released from escrow upon receipt by Escrow Agent of a written request from Pinkert, which shall be simultaneously delivered to MEDIQ, demanding the release of the Escrow Documents in accordance with the terms of the Settlement Agreement (the "Pinkert Demand"). Upon receipt by Escrow Agent of Pinkert's Demand, unless Escrow Agent receives a written notice from MEDIQ within three (3) business days after receipt of the Pinkert Demand objecting to the Pinkert Demand and stating that the Escrow Document Release Date has not occurred under the Settlement Agreement, Escrow Agent shall cause the (i) Pinkert Release and Stipulation of Dismissal to be delivered to Pinkert at such address as Pinkert may direct and
(ii) the MEDIQ Release to be delivered to MEDIQ at such address as MEDIQ may direct. Delivery of the Escrow Documents shall be via certified mail, return receipt requested or guaranteed overnight courier.

         5. Status, Rights and Duties of Escrow Agent; Indemnification.

                  a. The parties hereto hereby confirm and agree that the status, rights and duties of Escrow Agent hereunder shall be governed by the following provisions:

                           (1) It is agreed that the duties of Escrow Agent
                  hereunder are only such as are herein specifically provided, being purely ministerial in nature, and that Escrow Agent shall incur no liability hereunder whatsoever except for its willful misconduct or gross negligence, and Escrow Agent shall not incur any liability hereunder with respect to any action taken or omitted by Escrow Agent

(A) in good faith upon the advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent hereunder,
(B) in reliance on any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a person or persons having authority to sign or present such instrument, and to conform to the provisions of this Agreement, or (C) pursuant to any judgment, decree, or order of a court adjudicating any dispute arising under this Agreement or with respect to the Escrow Documents, Escrow Agent being hereby authorized and directed to act in accordance with such judgment, decree or order regardless of whether an appeal has been or may be taken therefrom by Pinkert or MEDIQ.

         (2) Escrow Agent shall be under no responsibility with respect to the Escrow Documents other than faithfully to hold the same as herein provided and thereafter to deliver the same in accordance with the provisions of this Agreement and any subsequent instructions given in accordance with the provisions of this Agreement.

         (3) Escrow Agent assumes no liability under this Agreement except that of a stakeholder.

                  (4) Following the release and delivery of the Escrow Documents as provided in this Agreement, Escrow Agent shall have no further duties or liabilities hereunder.

         b. Pinkert and MEDIQ hereby irrevocably waive and covenant not to bring any suit, claim, demand or cause of action of any kind which either one or both may have or assert against Escrow Agent arising out of or relating to the execution or performance by Escrow Agent of this Agreement, unless such suit, claim, demand or cause of action is based upon the Escrow Agent's willful misconduct or gross negligence. Pinkert and MEDIQ hereby indemnify Escrow Agent against, and hold Escrow Agent harmless from, any and all claims, actions, demands, losses, damages, expenses (including, without limitation, court costs and reasonable attorneys' fees) and liabilities that may be imposed in connection with the performance of Escrow Agent's duties hereunder, including, without limitation, any litigation arising with respect to this Agreement or involving the subject matter hereof, but excluding any such claims, actions, demands, losses, damages, expenses and liabilities resulting from or arising out of any willful misconduct or gross negligence by Escrow Agent hereunder. In the event Pinkert and MEDIQ are opposing parties in such litigation, the party prevailing in such litigation shall be reimbursed promptly upon demand by the other party in an amount equal to that amount which the prevailing party shall have paid Escrow Agent with respect to such litigation and the subject matter thereof and for its counsel fees and costs pertaining to such litigation. The provisions of this subsection (b) shall survive the termination of this Agreement.

                  c. Escrow Agent may resign at any time upon ten (10) days' prior written notice to Pinkert and MEDIQ, and may be removed by the mutual consent of Pinkert and MEDIQ upon ten (10) days' prior written notice to Escrow Agent. Prior to the effective date of the resignation or removal of Escrow Agent or any successor escrow agent, Pinkert and MEDIQ shall jointly appoint a successor escrow agent to hold the Escrow Documents, and any such successor escrow agent shall execute and deliver to the predecessor escrow agent an instrument accepting such appointment, whereupon such successor escrow agent shall, without further act, become vested with all of the rights, powers and duties of the predecessor escrow agent as if originally named herein. Prior to the appointment of such successor escrow agent and such successor escrow agent's acceptance of such appointment, the escrow agent who is resigning or being removed shall continue to serve in such capacity and, upon such appointment and acceptance, the predecessor escrow agent shall cooperate and take all necessary actions to transfer the Escrow Documents to the successor escrow agent.

        6. Notices. All notices, statements, demands, requests, consents, communications and certificates from any party hereto to the others shall be in writing sent by United States Registered or Certified Mail, return receipt requested, postage prepaid, or by express courier service with guaranteed overnight delivery, in either case addressed as follows:

                           a.     If intended for MEDIQ:

                                  MEDIQ, Incorporated
                                  One Mediq Plaza
                                  Pennsauken, NJ 08110
                                  Attn: Alan S. Einhorn, Esquire

                                    With a copy to:

                                    Drinker Biddle & Reath
                                    Philadelphia National Bank Building
                                    1345 Chestnut Street
                                    Philadelphia, PA 19107
                                    Attention: Andrew C. Kassner, Esquire

                                 b. If intended for Pinkert:

                                    Mr. Michael Pinkert
                                    705 Potomac Knowells Drive
                                    McLean, VA 22102

                                    With a copy to:

                                    Gins & Greenfield
                                    2921 "L" Street, N.W.
                                    Suite 200
                                    Washington, DC 20026
                                    Att'n: Richard H. Gins, Esquire

                                    If intended for Escrow Agent:

                                    Hunton & Williams
                                    1751 Pinnacle Drive, Suite 1700
                                    McLean, VA 22102
                                    Att'n: Linda Lemmon Najjoum, Esquire

or to such other addresses or entities any party hereto may from time to time direct by service of notice on the other parties as provided above. Any such notices, statements, demands, requests, consents, communications or certificates shall be deemed received two (2) days after the same is deposited with the United States Postal Service or one (1) day after the same is delivered to a courier service with guaranteed overnight delivery.

7.       Miscellaneous.

         a. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         b. This Agreement:

                           (1) may only be amended by an instrument in writing signed by each of the parties hereto;

                           (2) shall be governed by and construed in accordance with the laws of the State of Virginia; and

                      [THIS SPACE LEFT INTENTIONALLY BLANK]

                           (3) may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

              THE PARTIES WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY
               ACTION CONCERNING PERFORMANCE UNDER THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                                      MEDIQ, INCORPORATED

                                                      By _______________________

                                                      MICHAEL PINKERT



                                                      HUNTON & WILLIAMS

                                                      By: ______________________

                                     RELEASE

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, MEDIQ, Incorporated (the "Releasor"), does hereby absolutely and unconditionally forever release, discharge and acquit MICHAEL PINKERT and his successors and assigns (collectively, the "Releasee" or the "Releasees"), of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, from the beginning of the world to the date hereof, that the Releasor held against Releasee, including, without limitation, any claims arising under or related to the action styled Mediq, Incorporated v. Michael Pinkert pending in the Superior Court of Delaware, Case No.__________.

         As further consideration for this Release, the Releasor hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and the Releasor hereby waives any and all rights and benefits which it now has conferred upon them, including, without limitation, claims which the Releasor does not know or suspect to exist in its favor at the time of executing this Release, which if known by it may have materially affected its settlement with the Releasees; provided, however, that the release set forth herein shall not include a release of claims arising from Releasee's breach of his obligation under that certain Settlement Agreement by and among Releasors, Releasee, MHM Services, Inc., Oakview Limited Partnership, and Columbia Health Associates Limited Partnership dated as of July 15, 1998 (the "Settlement Agreement"). Capitalized term not defined in this Release shall have the same meaning assigned to such terms in the Settlement Agreement.

         This Release shall be null and void ab initio, and of no force and effect in the event that (i) an Avoidance Action is commenced seeking avoidance, rescission, or return of the Settlement Amount of any portion thereof and (ii) MEDIQ (a) is compelled by court order to make payment on account of Avoidance Claims asserted in such Avoidance Action or (b) in its sole discretion but in good faith enters into a settlement agreement with the plaintiff to such Avoidance Action which provides for a payment in settlement of such Avoidance Claims.

        The acceptance of delivery of this Release by the parties released hereby shall not be deemed or construed as an admission of liability by any party released by the terms hereof, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the within Release.

         The Releasor hereby agrees, represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Release, that it has read this Release or has had the same read to it by its counsel, that it has had this Release fully explained by such counsel, and that it is fully aware of its contents and legal effect.

         IN WITNESS WHEREOF, the undersigned has executed this Release on this _____ day of July, 1998.

                                             MEDIQ, Incorporated

                                             By ______________________________

                                                      Title

In presence of

STATE OF NEW JERSEY        :

                           :          ss

COUNTY OF CAMDEN           :

On ___________, 1998, before me personally came __________known to be the individual described herein, and who executed the foregoing RELEASE, and duly acknowledged to me that he executed the same and that such execution was his free act and deed.


                                             ______________________________
                                                      Notary Public

                                      - 2 -